FINANCIAL INSTRUMENTS AND RISK MANAGEMENT - Interest Rate Exposures (Details) - Interest rate risk € in Millions, $ in Millions	Dec. 31, 2022 USD ($)	Dec. 31, 2022 EUR (€)	Dec. 31, 2021 USD ($)
Risk management
Fixed to floating interest rate swap | €		€ 500
Percentage of increase in risk variable used for sensitivity analysis	1.00%	1.00%
Percentage of decrease in risk variable used for sensitivity analysis	1.00%	1.00%
Increase in annual net interest charge that would result from increased interest rate, per sensitivity analysis | $	$ 4		$ 3